SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 19, 2002
                                                        ------------------




                            Georgia Bancshares, Inc.
                            ------------------------
                            (Exact name of registrant
                          as specified in its charter)




   Georgia                      333-74710                 58-2646154
 -----------------------------------------------------------------------------
 (State or other               (Commission              (I.R.S. Employer
  jurisdiction of               File Number)             Identification No.)
  incorporation)




             2008 Highway 54 West, Fayetteville, Georgia     30214
             -----------------------------------------------------
            (Address of principal executive offices)     (Zip Code)




       Registrant's telephone number, including area code: (770) 631-1114
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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Item 5.  Other Events.

On September 19, 2002, Georgia Bancshares, Inc. announced that its Board of Directors has approved a 5-for-4 stock split of its common stock in the form of a 25 percent stock dividend which is payable on or about October 15, 2002 to shareholders of record on September 25, 2002. These shareholders will receive one additional share of common stock for every four shares of common stock they hold on the record date. In lieu of fractional shares, each shareholder will be paid a cash equivalent based on the average closing price of the common stock on the OTC Bulletin Board on the record date.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following information is filed as an exhibit to the Current Report on Form 8-K:

     Exhibit No. 99.1 - Description: Press release issued September 19, 2002





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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GEORGIA BANCSHARES, INC.



                                By: /s/ Ira P. Shepherd, III
                                    ------------------------------------
                                Name:  Ira P. Shepherd, III
                                Title: President and Chief Executive Officer

Dated: September 19, 2002




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